Trade and Other Payables	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Trade and Other Payables
24. TRADE AND OTHER PAYABLES

	December 31, 2021	December 31, 2020
Trade payables	59,417	32,437
Payables to third-party sellers on the marketplace platform	22,215	9,437
Payables under reverse factoring arrangements	6,874	223
Payroll payables, including related taxes	1,100	372
Other payables	185	154

Total	89,791	42,623

Current	89,273	42,545
Non-current	518	78
The average credit period on domestic purchases of certain goods is 1—4 months. No interest is charged on the trade payables from the invoice received. Information about the Group’s exposure to currency and liquidity risk in relation to its trade and other payables is included in note 29.
The Group participates in reverse factoring arrangements under which its suppliers may elect to receive early payment of their invoice from a bank by factoring their receivable from the Group. Under the arrangement, a bank agrees to pay amounts to a participating supplier in respect of invoices owed by the Group and receives settlement from the Group at a later date. From the Group’s perspective, the arrangement does not significantly extend payment terms beyond the normal terms agreed with other suppliers that are not participating. The Group has not derecognized the original liabilities to which the arrangement applies because neither a legal release was obtained nor the original liability was substantially modified on entering into the arrangement. The Group includes the amounts factored by suppliers within trade payables because the nature and function of the financial liability remain the same as those of other trade payables.
The payments under reverse factoring arrangements are included within operating cash flows because they continue to be part of the normal operating cycle of the Group and their principal nature remains operating.